Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Neil Smit, the President and Chief Executive Officer of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2007 (the "Report") filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neil Smit
Neil Smit
President and Chief Executive Officer
May 15, 2007